Other Assets, Net - Summary of Analysis of Other Assets (Detail) $ in Thousands, $ in Millions		Dec. 31, 2021 MXN ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 MXN ($)
Current portion:
Advances to suppliers (different from PP&E and inventories)		$ 7,474,932		$ 7,600,644
Prepaid insurance		1,749,589		1,300,019
Other		227,731		93,244
Other current assets		9,452,252	$ 459	8,993,907
Non-current portion:
Recoverable taxes		11,689,094		11,559,961
Prepayments for the use of fiber optics		3,783,496		2,709,358
Judicial Deposits	[1]	14,583,504		15,402,840
Prepaid expenses		9,899,996		8,743,667
Total		$ 39,956,090		$ 38,415,826

[1]	Judicial deposits represent cash and cash equivalents pledged in order to fulfill the collateral requirements for tax contingencies mainly in Brazil. As of December 31, 2020 and 2021, the amount for these deposits is Ps. 15,402,840 and Ps. 14,583,504, respectively for Brazil. Based on its evaluation of the underlying contingencies, the Company believes that such amounts are recoverable.